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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                  --------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 20, 2001

                              BANCWEST CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                0-7949                                        99-0156159
        (Commission File Number)              (IRS Employer Identification No.)




                                999 Bishop Street
                             Honolulu, Hawaii 96813
          (Address of principal executive offices, including ZIP code)




                                 (808) 525-7000
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (former name or former address, if changed since last report)


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Item 1.  Change in Control of Registrant.

         On December 20, 2001, Chauchat L.L.C., a Delaware limited liability company ("Merger Sub"), merged (the "Merger") with and into BancWest Corporation, a Delaware corporation ("BancWest") pursuant to an Agreement and Plan of Merger, dated as of May 8, 2001, as amended and restated as of July 19, 2001, by and among BancWest, BNP Paribas, a societe anonyme or limited liability banking corporation organized under the laws of the Republic of France ("BNP Paribas"), and Merger Sub (the "Merger Agreement"). Merger Sub was a wholly owned subsidiary of BNP Paribas.

         At the effective time of the Merger, all outstanding shares of common stock, par value $1.00 per share ("Company Common Stock"), of BancWest were cancelled and converted solely into the right to receive $35.00 per share in cash, without interest thereon (except for shares held in the treasury of BancWest or by any wholly owned Subsidiary of BancWest (other than Fiduciary Shares (as defined in the Merger Agreement) and shares held in respect of a debt previously contracted) which were cancelled without any consideration being payable therefor). BancWest will also pay a pro rata dividend of $0.0396 per share, with a record date of December 19 and payment date of December 28.

         Pursuant to the Merger Agreement, each share of Class A common stock, par value $1.00 per share ("Class A Common Stock" and, together with the Company Common Stock, the "Common Stock"), of BancWest owned by BNP Paribas and French American Banking Corporation, a wholly owned subsidiary of BNP Paribas ("FABC"), remained outstanding as one share of Class A Common Stock and all of the units of Merger Sub were cancelled without any consideration becoming payable therefor. As a result of the Merger, BancWest became a wholly owned subsidiary of BNP Paribas.

         BancWest's Proxy Statement filed on Schedule 14A, which was first mailed to stockholders of BancWest on or about August 20, 2001 (the "Proxy Statement") sets forth certain information regarding BNP Paribas; the amount of consideration used by BNP Paribas; and a description of the Merger.

         Merger Sub obtained funds to pay holders of Company Common Stock from capital contributions and debt financing provided by BNP Paribas and certain of BNP Paribas' subsidiaries.

         A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  EXHIBITS.

         99.1       Press Release dated December 20, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2001

                                                BancWest Corporation
                                                (Registrant)


                                                By: /s/ Howard H. Karr
                                                    ----------------------
                                                Howard H. Karr
                                                Executive Vice President
                                                and Chief Financial Officer



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                                  EXHIBIT INDEX



EXHIBIT                                     DESCRIPTION
  NO.                                       -----------
-------

99.1                                Press Release dated December 20, 2001.